[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             REAL ESTATE
                             INVESTMENT FUND

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John T. Donnelly+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Richard R. Gable+                                        (To use this service, your phone must be equipped
Thomas V. Pedulla+                                       with a Telecommunications Device for the Deaf).

CUSTODIAN                                                For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
AUDITORS                                                 touch-tone telephone.
Deloitte & Touche LLP
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
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

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002, the fund posted a total return of 17.62%, including the reinvestment of any distributions. This compares to a return of 16.06% for the fund's benchmark, the Morgan Stanley Real Estate Investment Trust (REIT) Index (the Morgan Index). The Morgan Index is an unmanaged, total return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

Retail REITs have been the best performers for the fund over the first half of 2002, and for the last twelve months. High dividend yields and relatively stable earnings have been the primary reasons for their strong performance. Despite the slowing economy, well-located, quality regional mall REITs have continued to do well. Strip center REITs also did well, with the exception of those with exposure to large retailer Kmart, which filed for bankruptcy during the period.

The overall REIT market has performed very positively over the past year, with notable exceptions in the hotel and apartment sectors. REITs have performed well over the twelve-month period mainly due to the relative stability of their dividends compared to the very unstable and uncertain earnings outlook for the broad stock market. As we noted earlier, the strongest performance among REITs came from some of the consumer-related property types, largely due to the strength on the consumer end of the economy, which has allowed retailers to maintain stable occupancy levels and rents. The industrial REIT sector showed strength toward the end of the period, possibly indicating to us that its fundamentals have reached their trough and that this upward movement may continue. In addition to problems in the hotel and apartment sectors, the office sector also performed poorly during the period, and all three areas have continued to be impacted by the sluggish economy. At this point, we feel that these sectors have not yet displayed a bottoming in fundamentals.

Our holdings that had the most positive impact on fund performance during the period were our four regional mall REITs, General Growth Properties, CBL & Associates, Simon Property Group, and Macerich. In addition to the regional mall REITs, our top performers for the last twelve months also included strip center REITs, such as Federal Realty, IRT Property, and Developers Diversified.

On the downside, the fund's relative performance was hurt by holdings in the three underperforming sectors mentioned earlier, such as Equity Office Properties, Avalonbay Communities, Highwoods, and BRE Properties. Kimco, our lone retail REIT that had significant exposure to the Kmart bankruptcy disaster, also had a negative impact on fund performance.

While we maintained a substantial position in apartments, which we still believe could help us in the event of a speedy economic recovery in the months to come, we have reduced our exposure in that sector from overweighted to underweighted versus the benchmark over the past few months. We also were underweighted in, or completely divested from, the hotel, diversified, triple net lease, manufactured home, and outlet center sectors at the end of the period.

Furthermore, due to our bullishness on more geographically focused REITs that concentrate their efforts primarily in markets with high barriers to entry, we reduced our exposure to REITs with more nationwide reach, such as Equity Office Properties, a national office REIT.

Despite the rough go that office and apartment REITs had during the period, we did add new holdings in these sectors, including Boston Properties (office) and Archstone-Smith (apartments). We liked both of these holdings because they fit our profile of companies participating in markets with high barriers to entry, which we feel could help them benefit more from any future economic recovery because their competitors will have a reduced ability to add new supply to the market if and when returns start improving again.

The largest overweighted position in the portfolio was in regional malls, but we also were overweighted in office REITs, despite that sector's problems, because it remained one of the few property types that trade at a discount to net asset value (NAV).

In our opinion, REITs have remained fairly valued and we feel could be viewed as an essential part of any broad investment portfolio based on their diversification benefits such as the stable income that they can provide. The average dividend yield for REITs has been approximately 164 basis points greater than the 10-yr Treasury yield (principal and interest of U.S. Treasury Securities are guaranteed by the U.S. government if held to maturity), compared to an average spread of 99 basis points during the years 1993 through the first half of 2002. Given the instability and volatility of the broad stock market over the past few years, and their proven track record of strong performance versus 10-year Treasuries, although past performance is no guarantee of future results, we believe that REITs can represent a very attractive option for some investors seeking a current income component to an otherwise growth-oriented portfolio.

    Respectfully,

/s/ John T. Donnelly           /s/ Richard R. Gable       /s/ Thomas V. Pedulla

    John T. Donnelly               Richard R. Gable           Thomas V. Pedulla
    Portfolio Manager              Portfolio Manager          Portfolio Manager

Note to Shareholders: Effective November 1, 2001, John R. Gable succeeded Joseph H. Bozoyan as a co-manager of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Capital appreciation is the main objective, and the secondary objective is to provide current income and growth of income.

Commencement of investment operations: December 29, 2000

Size: $3.8 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2002. Index information is from January 1, 2001.)

                         MFS Institutional
                            Real Estate             Morgan Stanley
                           Investment Fund            REIT Index
          --------------------------------------------------------
          12/00             $3,000,000                $3,000,000
          6/01               3,249,000                 3,312,000
          6/02               3,821,593                 3,843,397

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002
                                                        1 Year           Life*
------------------------------------------------------------------------------
Cumulative Total Return                                +17.62%         +27.39%
------------------------------------------------------------------------------
Average Annual Total Return                            +17.62%         +17.49%
------------------------------------------------------------------------------

COMPARATIVE INDEX(+)                                    1 Year           Life*
------------------------------------------------------------------------------
Morgan Stanley REIT Index#                             +16.06%         +17.96%
------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2002. Index information is from January 1, 2001.
(+) Average annual rates of return
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small companies is riskier than investing in more-established companies.

The portfolio has the same risks affecting direct investments in real estate. These securities are more susceptible to adverse developments than are more broadly defined investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Real Estate Investment Trusts - 95.6%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
Apartments - 15.9%
  Apartment Investment & Management Co., "A"           4,571         $  224,893
  Archstone-Smith Trust                                4,364            116,519
  Avalonbay Communities, Inc.                          2,706            126,370
  BRE Properties, Inc.                                 4,504            140,120
                                                                     ----------
                                                                     $  607,902
-------------------------------------------------------------------------------
Diversified - 4.7%
  Vornado Realty Trust                                 3,894         $  179,903
-------------------------------------------------------------------------------
Mixed - 8.7%
  Duke Realty Corp.                                    5,287         $  153,059
  Reckson Associates Realty Corp.                      7,179            178,757
                                                                     ----------
                                                                     $  331,816
-------------------------------------------------------------------------------
Office - 24.9%
  Boston Properties, Inc.                              5,778         $  230,831
  Equity Office Properties Trust                       3,466            104,327
  Highwoods Properties, Inc.                           6,050            157,300
  Mack-Cali Realty Corp.                               4,525            159,054
  SL Green Realty Corp.                                8,358            297,963
                                                                     ----------
                                                                     $  949,475
-------------------------------------------------------------------------------
Regional Malls - 16.7%
  CBL & Associates Properties, Inc.                    5,556         $  225,018
  General Growth Properties, Inc.                      4,176            212,976
  Macerich Co.                                         4,279            132,649
  Simon Property Group, Inc.                           1,824             67,196
                                                                     ----------
                                                                     $  637,839
-------------------------------------------------------------------------------
Shopping Centers - 12.4%
  Developers Diversified Reality Corp.                 4,581         $  103,072
  Federal Realty Investment Trust                      4,815            133,424
  IRT Property Co.                                     7,351             93,652
  Kimco Reality Corp.                                  4,306            144,208
                                                                     ----------
                                                                     $  474,356
-------------------------------------------------------------------------------
Storage - 5.2%
  Public Storage, Inc.                                 3,014         $  111,819
  Shurgard Storage Centers, Inc.                       2,486             86,264
                                                                     ----------
                                                                     $  198,083
-------------------------------------------------------------------------------
Warehouse and Industrial - 7.1%
  CenterPoint Properties Corp.                         2,165         $  125,592
  First Industrial Realty Trust, Inc.                  2,012             66,094
  ProLogis Trust                                       3,133             81,458
                                                                     ----------
                                                                     $  273,144
-------------------------------------------------------------------------------
Total REITs (Identified Cost, $3,123,494)                            $3,652,517
-------------------------------------------------------------------------------

Short-Term Obligations - 1.2%
-------------------------------------------------------------------------------
Mutual Funds
  State Street Global Advisers Money Market
    Fund, at Amortized Cost                         $ 45,507         $   45,507
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,169,001)                      $3,698,024

Other Assets, Less Liabilities - 3.2%                                   122,732
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $3,820,756
-------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,169,001)                $3,698,024
  Cash                                                                   78,071
  Receivable from investment adviser                                     25,496
  Interest and dividends receivable                                      19,415
                                                                     ----------
      Total assets                                                   $3,821,006
                                                                     ----------
Liabilities:
  Payable to affiliates -
    Management fee                                                   $      219
    Shareholder servicing agent fee                                           2
    Administrative fee                                                        6
  Accrued expenses and other liabilities                                     23
                                                                     ----------
      Total liabilities                                              $      250
                                                                     ----------
Net assets                                                           $3,820,756
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $3,203,630
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        529,023
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                        21,622
  Accumulated undistributed net investment income                        66,481
                                                                     ----------
      Total                                                          $3,820,756
                                                                     ==========
Shares of beneficial interest outstanding                              319,284
                                                                       =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $11.97
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                          $224,146
    Interest                                                                632
                                                                       --------
      Total investment income                                          $224,778
                                                                       --------
  Expenses -
    Management fee                                                     $ 24,026
    Trustees' compensation                                                1,446
    Shareholder servicing agent fee                                         257
    Administrative fee                                                      391
    Registration fees                                                    15,475
    Auditing fees                                                        15,000
    Printing                                                              6,902
    Legal fees                                                            5,816
    Custodian fee                                                         3,292
    Miscellaneous                                                         1,008
                                                                       --------
      Total expenses                                                   $ 73,613
    Fees paid indirectly                                                 (1,283)
    Reduction of expenses by investment adviser                         (44,873)
                                                                       --------
      Net expenses                                                     $ 27,457
                                                                       --------
        Net investment income                                          $197,321
                                                                       --------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions     $ 17,024
  Change in unrealized appreciation on investments                      356,389
                                                                       --------
      Net realized and unrealized gain on investments and foreign
        currency                                                       $373,413
                                                                       --------
          Increase in net assets from operations                       $570,734
                                                                       ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED           PERIOD ENDED
                                                                  JUNE 30, 2002         JUNE 30, 2001*
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $  197,321             $   80,421
  Net realized gain (loss) on investments and foreign currency
    transactions                                                         17,024                 (3,220)
  Net unrealized gain on investments and foreign currency
    translation                                                         356,389                172,634
                                                                     ----------             ----------
    Increase in net assets from operations                           $  570,734             $  249,835
                                                                     ----------             ----------
Distributions declared to shareholders -
  From net investment income                                         $ (180,732)            $     --
  From net realized gain on investments and foreign currency
    transactions                                                        (22,711)                  --
                                                                     ----------             ----------
    Total distributions declared to shareholders                     $ (203,443)            $     --
                                                                     ----------             ----------
Net increase in net assets from fund share transactions              $  203,430             $3,000,200
                                                                     ----------             ----------
    Total increase in net assets                                     $  570,721             $3,250,035
Net assets:
  At beginning of period                                             $3,250,035             $     --
                                                                     ----------             ----------
  At end of period (including accumulated undistributed net
    investment income of $66,481 and $66,122, respectively)          $3,820,756             $3,250,035
                                                                     ==========             ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED          PERIOD ENDED
                                                                     JUNE 30, 2002        JUNE 30, 2001*
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $10.83                $10.00
                                                                            ------                ------
Income from investment operations# -
  Net investment income(S)                                                  $ 0.64                $ 0.27
  Net realized and unrealized gain on investments
    and foreign currency transactions                                         1.18                  0.56
                                                                            ------                ------
      Total from investment operations                                      $ 1.82                $ 0.83
                                                                            ------                ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.60)               $ --
  From net realized gain on investments and foreign currency
    transactions                                                             (0.08)                 --
                                                                            ------                ------
      Total distributions declared to shareholders                          $(0.68)               $ --
                                                                            ------                ------
Net asset value - end of period                                             $11.97                $10.83
                                                                            ======                ======
Total return                                                                 17.62%                 8.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                  0.84%                 0.84%+
  Net investment income                                                       5.76%                 5.39%+
Portfolio turnover                                                              29%                    7%
Net assets at end of period (000 Omitted)                                   $3,821                $3,250

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent that actual expenses were over this limitation the net investment income per share and the ratios would have been:
        Net investment income                                              $  0.49               $  0.08
        Ratios (to average net assets):
          Expenses##                                                          2.15%                 4.59%+
          Net investment income                                               4.45%                 1.64%+
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Real Estate Investment Fund (the fund) is a non-diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                                 JUNE 30, 2002   JUNE 30, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                     $203,443        $  --

During the year ended June 30, 2002, accumulated undistributed net investment income decreased by $16,230 and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $16,230, due to differences between book and tax accounting for capital gain dividends from real estate investment trusts. This change had no effect on the net assets or net asset value per share.

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                      $50,002
          Undistributed long-term capital gain                17,194
          Capital loss carryforward                             --
          Unrealized gain                                    549,930
          Other temporary differences                           --

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.70% of the fund's average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Sun Capital Advisers, Inc. to assist in the performance of its services. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,050,244 and $963,266, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $3,148,094
                                                                     ----------
Gross unrealized appreciation                                        $  563,948
Gross unrealized depreciation                                           (14,018)
                                                                     ----------
    Net unrealized appreciation                                      $  549,930
                                                                     ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                           YEAR ENDED JUNE 30,2002   PERIOD ENDED JUNE 30, 2001*
                           -----------------------   --------------------------
                             SHARES      AMOUNT       SHARES            AMOUNT
-------------------------------------------------------------------------------
Shares sold                    --      $  --         300,020        $3,000,200
Shares issued to
  shareholders in
  reinvestment of
  distributions              19,264     203,430         --               --
                             ------    --------      -------        ----------
    Net increase             19,264    $203,430      300,020        $3,000,200
                             ======    ========      =======        ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2002, was $31. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Change in Accounting Principle
The fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.


                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceeded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Institutional Trust and the Shareholders of MFS Institutional REIT Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional REIT Fund (one of a series comprising MFS Institutional Trust) (the "Trust"), as of June 30, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 29, 2000 (commencement of investment operations), to June 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional REIT Fund at June 30, 2002, the results of its operations, and the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                                 IRT-2 8/02  80